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Exhibit 32.2

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Patrick M. Byrne, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Overstock.com, Inc. on Form 10-K for the year ended December 31, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that information contained in such Report fairly presents in all material respects the financial condition and results of operations of Overstock.com, Inc.

Date: February 28, 2011
/s/ STEPHEN J. CHESNUT
	Name:	Stephen J. Chesnut
	Title:	Senior Vice President, Finance and Risk Management (principal financial officer)

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  Exhibit 32.2